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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 1997

                        UNITED STATES FILTER CORPORATION
             (Exact name of Registrant as specified in its charter)

Delaware                                                 33-0266015
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

40-004 Cook Street, Palm Desert, California  92211
(Address of principal executive offices)  (Zip code)

                                 (760) 340-0098
              (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


ITEM 5.   OTHER EVENTS

          Reference is made to the Agreement for Sale and Purchase of Partnership Interests dated as of August 3, 1997, by and among Western Farm & Cattle Company, California Land & Cattle Company, N.N. Investors, L.P., ST Ranch GenPar, Inc., FW Ranch Partners, L.P., and United States Filter Corporation, and to the New Release dated August 4, 1997, issued by United States Filter Corporation, attached as Exhibit 2.1 and Exhibit 99.1, respectively, which are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)  EXHIBITS

               2.1 Agreement for Sale and Purchase of Partnership Interests dated as of August 3, 1997, by and among Western Farm & Cattle Company, California Land & Cattle Company, N.N. Investors, L.P., ST Ranch GenPar, Inc., FW Ranch Partners, L.P., and United States Filter Corporation

               99.1 New Release dated August 4, 1997, issued by United States
                    Filter Corporation
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        United States Filter Corporation


August 12, 1997       By: /s/ Damian C. Georgino
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Date                     Damian C. Georgino, Senior Vice President, General
                         Counsel and Secretary